SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) January 28, 2004


                             TOMPKINS TRUSTCO, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     New York                       1-12709                    16-1482357
  ---------------          ------------------------        -------------------
  (State or other          (Commission File Number)           (IRS Employer
  jurisdiction of                                          Identification No.)
  incorporation)



  The Commons, PO Box 460, Ithaca, NY                             14851
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (607) 273-3210
                                                    --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits

             Exhibit No.   Description
             -----------   -----------

             99.1          Press Release of Tompkins Trustco, Inc. dated
                           January 28, 2004.

Item 12. Results of Operations and Financial Condition

         On January 28, 2004, the Company issued a press release announcing its earnings for the calendar quarter ended December 31, 2003. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TOMPKINS TRUSTCO, INC.


Date:  January 28, 2004           By: /s/ JAMES J. BYRNES
                                      -----------------------------
                                      James J. Byrnes
                                      Chairman and
                                      Chief Executive Officer

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                 EXHIBIT DESCRIPTION                              PAGE
------                 -------------------                              ----

  99.1         Press Release of Tompkins Trustco, Inc. dated January 28, 2004.